SCHEDULE 14A INFORMATION
Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

Filed by the Registrant [X]

Filed by a party other than the Registrant [   ]

Check the appropriate box:

[   ]    Preliminary Proxy Statement
[   ]    Confidential, for Use of the Commission Only (as permitted by Rule
         14a-6(e)(2))
[ X ]    Definitive Proxy Statement
[   ]    Definitive Additional Materials
[   ]    Soliciting Material Pursuant toss.240.14a-11(c) orss.240.14a-12

                        Global Payment Technologies, Inc.
                        ---------------------------------
                (Name of Registrant as Specified in Its Charter)


    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[ X ]    No fee required

[   ]    Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

         1) Title of each class of securities to which transaction applies:

         2)       Aggregate number of securities to which transaction applies:

         3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

         4)       Proposed maximum aggregate value of transaction:

         5)       Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1) Amount Previously Paid:

         2) Form, Schedule or Registration Statement No.:

         3) Filing Party:

         4) Date Filed: 01-28-2004

                        Global Payment Technologies, Inc.
                                425B Oser Avenue,
                            Hauppauge, New York 11788



                                                              January 28, 2004



Dear Fellow Stockholders:

         You are cordially invited to attend our 2004 Annual Meeting of Stockholders, which will be held on Tuesday, March 23, 2004 at 10:00 a.m., at the Sheraton Hotel, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788.

         The Notice of Annual Meeting and Proxy Statement, which follow, describe the business to be conducted at the meeting.

         Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to complete, sign, date and return your proxy card in the envelope provided. If the address on the accompanying material is incorrect, please advise our Transfer Agent, American Stock Transfer & Trust Company, in writing, at 59 Maiden Lane, New York, New York 10038.

         Your vote is very important, and we would appreciate a prompt return of your signed proxy card. We hope to see you at the meeting.


                                   Cordially,

                                 /s/ Thomas Oliveri
                                 ---------------------
                                 THOMAS OLIVERI
                                 President & Chief Executive Officer

                        GLOBAL PAYMENT TECHNOLOGIES, INC.
                                425B Oser Avenue,
                            Hauppauge, New York 11788

                                -----------------

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                          TO BE HELD ON MARCH 23, 2004

                                -----------------

To the Stockholders of
GLOBAL PAYMENT TECHNOLOGIES, INC.:

         NOTICE IS HEREBY GIVEN that the 2004 Annual Meeting of Stockholders of GLOBAL PAYMENT TECHNOLOGIES, INC. (the "Company") will be held at the Sheraton Hotel, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788, on March 23, 2004 at 10:00 a.m., Eastern Standard Time, for the following purposes:

                  1. To elect two (2) Class III directors to serve until the Annual Meeting of Stockholders to be held in the year 2007 and until their respective successors are elected and qualified; and

                  2. To transact such other business as may properly be brought before the Annual Meeting or any adjournments or postponements thereof.

         Only stockholders of record at the close of business on February 20, 2004 are entitled to notice of and to vote at the Annual Meeting or any adjournments or postponements thereof.

                                         By Order of the Board of Directors,

                                         /s/ Thomas McNeill
                                         -----------------------
                                         THOMAS MCNEILL
                                         Secretary

Hauppauge, New York
January 28, 2004

-------------------------------------------------------------------------------

IMPORTANT: WHETHER OR NOT YOU EXPECT TO ATTEND THE MEETING, PLEASE COMPLETE, DATE AND SIGN THE PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE, WHICH REQUIRES NO POSTAGE IF MAILED IN THE UNITED STATES.

                        GLOBAL PAYMENT TECHNOLOGIES, INC.
                              ---------------------

                                 PROXY STATEMENT
                              ---------------------

         This Proxy Statement is furnished to the stockholders of Global Payment Technologies, Inc. (the "Company") in connection with the solicitation of proxies by the Board of Directors of the Company for use at the 2004 Annual Meeting of Stockholders of the Company (the "Annual Meeting") to be held at the Sheraton Hotel, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788, on Tuesday March 23, 2004 at 10:00 a.m., Eastern Standard Time, and at any adjournments or postponements thereof, for the purposes set forth in the accompanying Notice of Annual Meeting.

         The Company intends to mail this Proxy Statement and the accompanying proxy to stockholders on or about February 27, 2004.

         The cost of solicitation of proxies will be borne by the Company. The Company may also reimburse brokerage houses and other custodians, nominees and fiduciaries for their expenses incurred in forwarding solicitation materials to the beneficial owners of shares held of record by such persons. It is contemplated that proxies will be solicited principally through the mail, but directors, officers and regular employees of the Company may, without additional compensation, solicit proxies personally or by telephone, facsimile or special letter.

         Proxies in the accompanying form, duly executed, returned to the Company and not revoked, will be voted at the Annual Meeting. Any proxy given pursuant to such solicitation may be revoked by the stockholder at any time prior to the voting of the proxy by a subsequently dated proxy, by written notification to the Secretary of the Company or by personally withdrawing the proxy at the meeting and voting in person.

         The address and telephone number of the principal executive offices of the Company are:

                                425B Oser Avenue,
                            Hauppauge, New York 11788
                          Telephone No.: (631) 231-1177


                       OUTSTANDING STOCK AND VOTING RIGHTS

         Only stockholders of record at the close of business on February 20, 2004 (the "Record Date") are entitled to notice of and to vote at the Annual Meeting. As of January 21, 2004, there were issued and outstanding 5,550,516 shares of the Company's common stock, par value $.01 per share ("Common Stock"), the only class of voting securities of the Company. Each share of Common Stock that is outstanding on the Record Date entitles the holder thereof to one vote on each matter submitted to a vote at the Annual Meeting.

                          QUORUM AND VOTING PROCEDURES

         Quorum: The attendance, in person or by proxy, of the holders of a majority of the outstanding shares of Common Stock entitled to vote at the Annual Meeting is necessary to constitute a quorum. Proxies submitted which contain abstentions or broker non-votes will be deemed present at the Annual Meeting in determining the presence of a quorum.

         Vote Required: Directors are elected by a plurality of votes of the shares of Common Stock represented in person or by proxy at the Annual Meeting. Votes will be counted and certified by one or more Inspectors of Election who are expected to be either employees of the Company, counsel to the Company or employees of American Stock Transfer & Trust Company, the Company's transfer agent.

         Effect of Abstentions and Broker Non-Votes: Proxies submitted which contain abstentions or "broker non-votes" (i.e., proxies from a broker or nominee indicating that such person has not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the broker or nominee does not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. Abstentions and broker non-votes will not have the effect of votes in favor of or in opposition to the election of a director.

         The enclosed proxy will be voted in accordance with the instructions thereon. Unless otherwise stated, all shares represented by such proxy will be voted as instructed. Proxies may be revoked as noted above.


                                   PROPOSAL 1
                         ELECTION OF CLASS III DIRECTORS

         The Company's Board of Directors consists of five directors divided into three classes. The terms of office of Class I, Class II and Class III directors expire at the 2005, 2006 and 2004 Annual Meeting of Stockholders, respectively. At each annual meeting, directors are chosen to succeed those in the Class whose term expires at that annual meeting to serve for a term of three years each and until their respective successors are elected and qualified. Each of the present directors of the Company was elected by the Company's stockholders except for Mr. Levy and Mr. Oliveri who were appointed by the Board of Directors in January 2004 and December 2003, respectively. At the Annual Meeting, two Class III directors will be elected.

         Shares represented by valid proxies in the form accompanying this Proxy Statement will be voted for the election of the nominee named below, unless authority is withheld. Should the nominee listed below be unable to serve, it is intended that the proxies will be voted for such other nominee as may be designated by the Board of Directors. Unless otherwise directed, the persons named in the proxy accompanying this Proxy Statement intend to cast all proxies received for the election of both Stuart S. Levy and Thomas Oliveri to serve as directors upon their nomination at the Annual Meeting. Mr. Levy and Mr. Oliveri have each indicated to the Board that they expect to be available to serve as a director of the Company.

Recommendation

         THE BOARD OF DIRECTORS BELIEVES THAT THE ELECTION OF THE NOMINATED CLASS III DIRECTORS IS IN THE BEST INTERESTS OF THE COMPANY AND ITS STOCKHOLDERS AND UNANIMOUSLY RECOMMENDS THAT THE STOCKHOLDERS ELECT THE NOMINATED CLASS III DIRECTORS.

Nominees For Director

         The following table sets forth certain information concerning the nominees for director of the Company:



Name                                     Positions with the Company                            Age
---------------------------------------- ----------------------------------------------------- ---------------------
Stuart S. Levy......................     Director, Chairman of the Audit Committee             62
Thomas Oliveri......................     Director, President & Chief Executive Officer         45


Information About Nominees

     Stuart S. Levy has been a director and Chairman of the Audit Committee since January 2004. Since February 2001, Mr. Levy has been an independent financial consultant involved in mergers and acquisitions, business integration, divestitures, SEC compliance, process redesign, and Sarbanes-Oxley compliance. From January 2000 to January 2001 he was a consultant for Bernard Chaus, Inc. and from September 1988 to January 2000 he was its Chief Financial Officer. Mr. Levy is a Certified Public Accountant.

     Thomas Oliveri has been President and Chief Executive Officer of the Company since January 2004 and a director since December 2003. Since May 2003 he was President and Chief Operating Officer. He was Vice President, Chief Operating Officer of the Company from November 2000 to May 2003 and was Vice President, Operations from March 1999 to October 2000. He was Director of Operations of the Company from January 1999 to February 1999. From May 1998 to November 1998 he served as Director of Operations for Bennett X-Ray. From December 1995 to May 1998, he served as plant manager and then as general manager of the Cybex division of Lumex, Inc., a manufacturer of fitness and rehabilitation equipment. From May 1993 to November 1995 he served as manager of technical services and then as plant manager within the Lumex division of Lumex, Inc., a manufacturer and provider of health care products. From 1988 to May 1993 he served as general manager for Ragen Data Systems, a manufacturer of fuel gaging systems.

Current Members of the Board of Directors

         The current directors of the Company, their respective Classes and terms of office and biographical information is as set forth below.

Director                   Age         Class      Term Expires at
----------                -----      ---------    ----------------



Richard E. Gerzof          59             I         2005 Annual Meeting
Martin H. Kern             62             II        2006 Annual Meeting
Edward Seidenberg          46             II        2006 Annual Meeting
Stuart S. Levy             62             III       2004 Annual Meeting
Thomas Oliveri             45             III       2004 Annual Meeting

Biographical Information

         Richard E. Gerzof has been Vice Chairman of the Board of Directors since May 2003 and a director of the Company since its inception in 1988. Mr. Gerzof has been a partner of Sun Harbor Manor, a nursing home, since 1974. He has also been a licensed real estate broker since 1982 and was a partner or principal in Sonom Realty Co., a property management and construction firm, from 1974 through 1992. He has also been a partner in the Frank's Steaks Restaurant chain since 1993.

         Martin H. Kern has been a director of the Company since November 1997, and from March 2003 to January 2004 was acting interim Chief Executive Officer. Since 1988 Mr. Kern has been President of Diversified Resources Inc., a management consulting firm specializing in turnarounds and the marketing of consumer products. Prior thereto and for more than five years he was Executive Vice President of The Great Atlantic & Pacific Tea Co., Inc. ("A&P"), and also served as Chairman of the Board/President of Super Market Service Corp. and President of Supermarket Distributing Corp., both A&P operating subsidiaries.

         Edward Seidenberg has been a director of the Company since April 2003, Chairman of the Audit Committee from April 2003 until January 2004 and Chairman of the Compensation Committee since January 2004. Since November 2000, Mr. Seidenberg has been Chief Operating Officer of InfoHighway Communications Corporation. He was previously President of Global Payment Technologies, Inc. since March 1998, was Chief Operating Officer since March 1997, and a director of the Company since August 1996. From August 1996 to March 1998 he served as Vice President of the Company. From March 1990 to July 1996 he was Vice President and Chief Financial Officer of MCI Wireless and Nationwide Cellular Service, Inc., the country's largest non-facilities provider of cellular telephone service. Mr. Seidenberg received his BS in Accounting from State University of New York at Buffalo and his MBA in Finance from Emory University.

Committees

         During the fiscal year ended September 30, 2003 the Company's Board of Directors held seven meetings. The Board of Directors has a Compensation Committee, comprised of Messrs. Ellis (until December 2003), Kern (until December 2003), Gerzof and Seidenberg (effective April 2003), and an Audit Committee, comprised of Messrs. Ellis (until December 2003), Kern (until March
2003), Gerzof, Seidenberg (effective April 2003) and Levy (effective January
2004). The Board of Directors does not have a Nominating Committee. The Board of Directors does not believe that it is necessary to have a Nominating Committee because it believes that the functions of a Nominating Committee can be adequately performed by its independent members. The independent members who participate in the consideration of director nominees are Messrs. Gerzof, Seidenberg and Levy, each of whom is "independent" under the listing standards of the NASDAQ National Market, on which the Company's Common Stock is listed. Each director attended all of the meetings of the Board of Directors and of each committee of which he was a member held while he was a director or member of such committee. The Board of Directors encourages all of its members to attend the Company's annual meeting. Continued lack of attendance at annual meetings without a valid excuse will be considered by the independent members of the Board of Directors when determining those board members who will be recommended to the Board of Directors for re-election.

         The Compensation Committee reviews and recommends to the Board of Directors the compensation and benefits of all officers of the Company, reviews general policy matters relating to the compensation and benefits of employees of the Company and administers the issuance of stock options to the Company's officers, employees, directors and consultants. The Compensation Committee held two meetings during fiscal 2003.

         The Audit Committee meets with management and the Company's independent auditors to determine the adequacy of internal controls and other financial reporting matters. The Audit Committee held eight meetings during fiscal 2003. The Audit Committee has been established in accordance with Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended. Until March 2003, each member of the Audit Committee met the independence requirements for audit committee members under the listing standards of the NASDAQ National Market. When Mr. Kern became interim Chief Executive Officer, he no longer met the NASDAQ independence requirements and was replaced by Mr. Seidenberg. Since Mr. Seidenberg had been employed by the Company until November 2000 when he was President and Chief Operating Officer, the Company's Board of Directors had determined that Mr. Seidenberg's past employment with the Company for over four years, as well as his past financial experience was required and in the best interests of the Company and its stockholders and had appointed him as Chairman of the Audit Committee pursuant to an exemption to the NASDAQ independence rules. In November 2003, Mr. Seidenberg met the NASDAQ independence rules as three years had elapsed since his employment with the Company ceased. The Audit Committee's financial expert is Mr. Levy who was appointed as the Audit Committee Chairman in January 2004. Mr. Levy is independent pursuant to Item 7(d)(3)(iv) of Schedule 14A. The Committee provides assistance to the Company's directors in fulfilling the Board's oversight responsibility as to the Company's accounting, auditing and financial reporting practices and as to the quality and integrity of the financial reports of the Company. The specific functions and responsibilities of the Audit Committee are set forth in the written charter of the Audit Committee adopted by the Board of Directors. The Audit Committee reviews and reassesses the Charter annually and recommends any changes to the Board for approval. A copy of the Audit Committee Charter is attached as Exhibit A. A report of the Audit Committee appears under the caption "Audit Committee Report", below.

         The independent members of the Board of Directors will consider nominees for director recommended by stockholders of the Company. Stockholders may forward the name, address and biographical information of a potential nominee to Board of Directors of Global Payment Technologies, Inc., c/o Global Payment Technologies, Inc., 425B Oser Avenue, Hauppauge, New York 11788. This procedure for stockholder nominees was implemented by the Board of Directors on December 15, 2003. The Board of Directors did not previously have a formal policy with respect to stockholder nominees. A nominee to the Board of Directors must have such experience in business or financial matters as would make such nominee an asset to the Board of Directors and may, under certain circumstances, be required to be "independent", as such term is defined in the Nasdaq Marketplace Rules and applicable SEC regulations. The independent members of the Board of Directors will evaluate a potential nominee by personal interview, such interview to be conducted by one or more of the independent members, and/or any other method the independent members deem appropriate, which may, but need not, include a questionnaire. The Board of Directors will not engage in an evaluation process unless (i) there is a vacancy on the Board of Directors, (ii) a director is not standing for re-election, or (iii) the independent members do not intend to recommend the nomination of a sitting director for re-election.

Audit Committee Report

         Management has the primary responsibility for the Company's financial reporting process, including its financial statements, while the Board is responsible for overseeing the Company's accounting, auditing and financial reporting practices and the Company's independent public accountants have the responsibility for the examination of the Company's annual financial statements, expressing an opinion on the conformity of those financial statements with accounting principles generally accepted in the United States and issuing a report thereon. In assisting the Board in fulfilling its oversight responsibility with respect to the Company's fiscal year ended September 30, 2003, the Audit Committee:

o Reviewed and discussed the audited financial statements for the fiscal year ended September 30, 2003 with management and KPMG LLP, the Company's independent public accountants;

o Discussed with KPMG the matters required to be discussed by Statement on Auditing Standards No. 61, "Communications with Audit Committees", as amended, relating to the conduct of the audit; and

o Received the written disclosures and the letter from KPMG regarding its independence as required by Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees". The Audit Committee also discussed KPMG's independence with KPMG and considered whether the provision of non-audit services rendered by KPMG was compatible with maintaining its independence under Securities and Exchange Commission rules governing the independence of a company's outside auditors.

         Based on the foregoing review and discussions, the Audit Committee recommended to the Board that the Company's audited financial statements for the fiscal year ended September 30, 2003 be included in the Company's Annual Report on Form 10-K filed with the Securities and Exchange Commission for that year.

                                            Respectfully,

                                            /s/ Richard E. Gerzof
                                            --------------------
                                            Richard E. Gerzof
                                            Edward Seidenberg

Stockholder Communications

     Stockholders may communicate directly with the Board of Directors by sending communications to Board of Directors of Global Payment Technologies, Inc., c/o Global Payment Technologies, Inc., 425B Oser Avenue, Hauppauge, New York 11788.

Code of Ethics

         The Company has adopted a code of ethics that applies to its directors, executives and employees. The Company has filed a copy of its code of ethics as
Exhibit 14 to its annual report on Form 10-K for the fiscal year ended September 30, 2003. The Company intends to report amendments to or waivers from the Company's code of ethics that are required to be reported pursuant to the rules of the Securities and Exchange Commission on Form 8K.

Information about Non-Director Executive Officers

         The following table sets forth certain information with respect to the non-director executive officers of the Company. Officers are elected annually by the Board of Directors and serve at the discretion of the Board.


Name                                     Age      Position
-------------                          --------   ------------
Thomas McNeill......................     41       Vice President, Chief Financial Officer and Secretary


         Thomas McNeill has been Secretary of the Company since March 1997 and Vice President and Chief Financial Officer of the Company since September 1997. From October 1996 to September 1997 he served as Controller of the Company. From March 1995 through October 1996 Mr. McNeill was Director of Finance for Bellco Drug Corp., a pharmaceutical distribution company. From January 1991 through August 1992 he was Controller and from August 1992 to May 1994 he was Vice President of Operations, for the Marx & Newman Co. division of the United States Shoe Corporation, a manufacturer and distributor of women's footwear. Mr. McNeill is a Certified Public Accountant.
..........
Section 16(a) Beneficial Ownership Reporting Compliance

         Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company's directors and executive officers, and persons who own more than ten percent of the Company's Common Stock, to file with the Securities and Exchange Commission initial reports of ownership and reports of changes in ownership of Common Stock of the Company. To the Company's knowledge, based solely on a review of such reports furnished to the Company with respect to its most recent fiscal year, the Company believes that during or with respect to the fiscal year ended September 30, 2003 all reports under Section 16 (a) have been timely filed, except that Mr. Seidenberg filed a late Form 3 when he joined the board in April 2003, and Mr. Ellis filed a late Form 4 with respect to the sale of 5,000 shares of stock.

                          SECURITY OWNERSHIP OF CERTAIN
                        BENEFICIAL OWNERS AND MANAGEMENT

         The following table sets forth, as of December 31, 2003, certain information as to the Common Stock ownership of each of the Company's directors and nominees for director, each of the officers included in the Summary Compensation Table below, all executive officers and directors as a group and all persons known by the Company to be the beneficial owners of more than five percent of the Company's Common Stock. Unless otherwise noted, the Company believes that each person named in the table below has sole voting and investment power with respect to all shares of Common Stock beneficially owned by such person.


                  Name and Address                             Amount and Nature                Percentage of
                  ----------------                               Of Beneficial             Outstanding Shares Owned
                                                                   Ownership               ------------------------
                                                                   ---------

Richard E. Gerzof.................................                 392,500(1)                        7.0%
   161 Sportsman Avenue
   Freeport, NY 11520


William H. Wood...................................                 317,300                           5.7%
   621 Farr Shores Drive
   Hot Springs, AR 71913


Thomas McNeill....................................                 73,000(2)                         1.3%
   c/o Global Payment Technologies, Inc.
   425B Oser Avenue
   Hauppauge, NY 11788


Thomas Oliveri....................................                 62,000(3)                         1.1%
   c/o Global Payment Technologies, Inc.
   425B Oser Avenue
   Hauppauge, NY 11788


Martin H. Kern....................................                 39,500(4)                          *
   c/o Global Payment Technologies, Inc.
   425B Oser Avenue
   Hauppauge, NY 11788


Edward Seidenberg.................................                   15,000                           *
   c/o Global Payment Technologies, Inc.
   425B Oser Avenue
   Hauppauge, NY 11788



                  Name and Address                             Amount and Nature                Percentage of
                  ----------------                               Of Beneficial             Outstanding Shares Owned
                                                                   Ownership               ------------------------
                                                                   ---------



All directors and executive officers as a group
(5 persons).......................................                  582,000(5)                      10.1%

--------------
*  Less than 1%

(1) Includes 41,500 shares issuable upon exercise of currently exercisable options.
(2) Includes 70,000 shares issuable upon exercise of currently exercisable options.
(3) Consists of 62,000 shares issuable upon exercise of currently exercisable options.
(4) Includes 27,000 shares issuable upon exercise of currently exercisable options.
(5) Includes 200,500 shares issuable upon exercise of currently exercisable options.



EQUITY COMPENSATION PLAN INFORMATION
------------------------------------

         The table below sets forth certain information as of the Company's fiscal year ended September 30, 2003 regarding the shares of the Company's common stock available for grant or granted under stock option plans that (i) were adopted by the Company's stockholders and (ii) were not adopted by the Company's stockholders.

                                                                                     Number of securities remaining
                               Number of securities to be        Weighted-average    available for future issuance
                                 issued upon exercise of        exercise price of        under equity compensation
                              outstanding options, warrants    outstanding options,   plans (excluding securities in
                                       and rights              warrants and rights    the first column of this table)
                              -----------------------------    -------------------    --------------------------------
Equity Compensation plans                     766,600                       $5.02                    549,900
approved by  security
holders
Equity Compensation plans              Not Applicable           Not Applicable                Not Applicable
not approved by security
holders

                             EXECUTIVE COMPENSATION
                           Summary Compensation Table

         The following table summarizes the compensation earned for the last three fiscal years by the Company's Chief Executive Officer and all other executive officers whose salary and bonus exceeded $100,000 for the 2003 fiscal year (the "Named Executive Officers"), for services in all capacities to the Company during its 2003, 2002 and 2000 fiscal years.


                                                                                                        Long-Term
                                                                 Annual Compensation                  Compensation
                                                         ----------------------------------- ------------------------
                                                                                                        Securities
          Name and Principal                                                                            Underlying
               Position                        Year              Salary              Bonus               Options
     ---------------------------            --------             -------            -------             ---------

Thomas Oliveri (1)..................          2003               $184,000                ---                  ---
         President and Chief Operating        2002                175,000                ---              30,000
         Officer                              2001                155,000            $40,000              25,000

Thomas McNeill......................          2003                158,000                ---                  ---
         Vice President, Chief                2002                158,000                ---               30,000
         Financial Officer                    2001                140,000             40,000               20,000

Martin H. Kern (2)..................          2003                195,000                ---                  ---
         Interim Chief Executive              2002                    ---                ---                  ---
         Officer                              2001                    ---                ---                  ---


Stephen Katz (3)....................          2003                160,000                ---                  ---
         Chairman of the Board and            2002                175,000                ---               50,000
         Chief Executive Officer              2001                152,000             30,000              300,000


(1)  Effective January 2004 Mr. Oliveri was promoted to Chief Executive Officer.
(2) From March 2003 until January 2004 Mr. Kern was Interim Chief Executive Officer (see "Certain Relationships and Related Transactions"). The compensation above excludes remuneration received in his capacity as a Director (see "Compensation of Directors" for more details).
(3) Effective March 2003 and April 2003, Mr. Katz has resigned as Chief Executive Officer and Chairman of the Board, respectively. For fiscal 2003, the compensation includes amounts paid to Mr. Katz after he resigned as Chief Executive Officer.

                        Option Grants in Last Fiscal Year
                               (Individual Grants)



                                                                                                 Potential Realizable Value at
                                                                                                 Assumed Annual Rates of Stock
                                               % of Total Options                                    Price Appreciation for
                        Number of Securities       Granted to         Exercise                               Option
                         Underlying Options       Employees in          Price       Expiration                 Term
            Name               Granted             Fiscal Year        ($/Share)        Date                 At 5%     At 10%
            ----               -------             -----------        ---------        ----               -----       ------

Thomas Oliveri........            ---                   ---              ---            ---                ---             ---
Thomas McNeill........            ---                   ---              ---            ---                ---             ---
Martin H. Kern........         3,500(1)                 2.8%           $4.05         5/28/10           $6,000           $13,000
Stephen Katz..........            ---                   ---              ---            ---                ---             ---
----------------

(1) The option was awarded at the fair market value of the Company's Common Stock at May 28, 2003, the date of the award, and becomes exercisable in cumulative annual installments of 25% per year on each of the first four anniversaries of the grant date. The option was awarded for Mr. Kern's services as a director.


                    Aggregated Fiscal Year End Option Values


                                                                  Number of Securities
                                       Shares                    Underlying Unexercised           Value of Unexercised
                                    Acquired on                        Options at                 In-the-Money Options
                                      Exercise      Value           September 30, 2003            September 30, 2003(1)
                                                                -------------------------       ------------------------
                  Name                  (#)        Realized     Exercisable/Unexercisable        Exercisable/Unexercisable
                  ----                  ----       --------     -------------------------       ------------------------

Thomas Oliveri....................       0                 0         54,500          37,000       $4,400               $4,400
Thomas McNeill....................       0                 0         62,500          34,000        3,520                3,520
Martin H. Kern....................       0                 0         25,750           8,250       13,694                    0
Stephen Katz......................       0                 0              0               0            0                    0

--------------

 (1) The closing price of the Company's Common Stock as reported on the Nasdaq National Market on September 30, 2003 was $3.29 per share. Value is calculated by multiplying (a) the difference between the closing price and the option exercise price by (b) the number of shares of Common Stock underlying the option.

Compensation of Directors

         The following chart summarizes the stock options granted and cash compensation paid to directors for services rendered as directors during the 2003 fiscal year:

                             Options          Cash
                             Granted      Compensation
                            ---------    --------------
Henry B. Ellis               3,500          $15,700
Richard E. Gerzof           17,500                0
Martin H. Kern               3,500            9,650
Edward Seidenberg            6,500            8,600
                             -----            -----
         Total              31,000          $33,950
                             ------           -------

Effective January 1, 2004, changes to the directors compensation are as follows:

                         Effective 1/1/04          Previously
                         ----------------          ----------
Annual Board retainer        $12,000                   $10,000
Audit Chairman fee             4,000                         0
Compensation Chairman fee      1,000                         0
Board meeting fee              1,000                       500
Committee meeting fee            500                       350

Each non-employee director may elect to receive stock options in lieu of cash compensation. Employee directors do not receive director fees.

Employment Agreements

         Effective July 1, 2001 the Company entered into an agreement with Thomas Oliveri providing for his employment as then Vice President and Chief Operating Officer for a three-year term. The agreement currently provides for a salary at a rate of $200,000 per year and bonuses and stock options as determined by the Board of Directors. The agreement also provides for participation in employee benefit plans and other fringe benefits. If terminated under a change of control event, he would be entitled to earn up to 1.5 times his salary. The Company anticipates entering into a new agreement with Mr. Oliveri.

         Effective May 1, 2000 the Company entered into an agreement with Thomas McNeill providing for his employment as Vice President and Chief Financial Officer for a two-year term, with automatic extensions for additional one-year terms unless and until either the Company or Mr. McNeill provides 180 day advance written notice of a desire to terminate the agreement. Although the agreement has not been automatically renewed beyond April 2004, the Company anticipates entering into a new agreement with Mr. McNeill. The current agreement provides for a salary at a rate of $158,000 per year and bonuses and stock options as determined by the Board of Directors. The agreement also provides for participation in employee benefit plans, a car allowance of $7,200 per year and other fringe benefits. If terminated under a change of control event, he would be entitled to earn up to 1.25 times his salary.


Certain Relationships and Related Transactions

         Effective March 17, 2003 the Company entered into a consulting agreement with Diversified Resources, Inc., a company controlled by Mr. Kern. Diversified Resources was paid $30,000 per month through fiscal year ended September 30, 2003, and thereafter was paid that amount per month or such lesser amount as agreed to by the Board of Directors and Diversified Resources until such time as either party gives written notice to the other party of termination. Effective January 15, 2004 this agreement terminated.

Compensation Committee Interlocks and Insider Participation

         The members of the Compensation Committee of the Company's Board of Directors are Henry B. Ellis (until December 2003), Richard E. Gerzof, Martin H. Kern (until December 2003) and Edward Seidenberg (effective April 2003) each of whom is a non-employee director, with the exception of Mr. Kern, who from March 2003 until January 2004 was acting interim Chief Executive Officer. No member of the Compensation Committee has a relationship that would constitute an interlocking relationship with executive officers or directors of another entity.

         Notwithstanding anything to the contrary set forth in any of the Company's previous filings under the Securities Act of 1933, as amended, and the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the following report, the audit committee disclosures and report on pages five and six, and the performance graph on page 17 shall not be incorporated by reference to any such filings.


                     REPORT OF THE COMPENSATION COMMITTEE ON
                             EXECUTIVE COMPENSATION

OVERVIEW AND PHILOSOPHY

         The Compensation Committee of the Board of Directors is responsible for developing and making recommendations to the Board of Directors with respect to the Company's executive compensation policies. In addition, the Compensation Committee determines the compensation to be paid to the Chief Executive Officer and each of the other executive officers of the Company. During fiscal 2003, the Compensation Committee was comprised of Mr. Ellis (until December 2003), Mr. Gerzof, Mr. Kern (until December 2003) and Mr. Seidenberg, all of whom were non-employee directors, with the exception of Mr. Kern who from March 2003 until January 2004 was acting interim Chief Executive Officer. Currently the Compensation Committee is comprised of Mr. Gerzof and Mr. Seidenberg, both of whom are non-employee directors.

         The objectives of the Company's executive compensation program are to:

                  * Support the achievement of desired Company performance; and
                  * Provide compensation that will attract and retain superior talent and reward performance

         The executive compensation program provides an overall level of compensation opportunity that is competitive within the manufacturing industry on Long Island, as well as with a broader group of companies of comparable size and complexity.

EXECUTIVE OFFICER COMPENSATION PROGRAM

         The Company's executive officer compensation program is comprised of base salary, annual cash incentive compensation, long-term incentive compensation in the form of stock options and various benefits, including medical and 401(k) plans generally available to employees of the Company.

         Base Salary

         Base salary levels for the Company's executive officers are competitively set relative to companies in the manufacturing industry on Long Island, as well as with a broader group of companies of comparable size and complexity. In determining salaries, the Compensation Committee also takes into account individual experience and performance and specific issues particular to the Company.

         Stock Option Program

         The stock option program is the Company's long-term incentive plan for providing an incentive to key employees (including directors and officers who are key employees) and to directors who are not employees of the Company.

         The 1994, 1996 and 2000 Stock Option Plans authorize the Compensation Committee to award key executives stock options. Options granted under the plans may be granted containing terms determined by the Committee, including exercise period and price; provided, however, that the plans require that the exercise price may not be less than the fair market value of the Common Stock on the date of the grant and the exercise period may not exceed ten years, subject to further limitations.

         Benefits

         The Company provides to executive officers medical and 401(k) plan benefits that generally are available to Company employees. The amount of perquisites, as determined in accordance with the rules of the Securities and Exchange Commission relating to executive compensation, did not exceed 10% of salary for fiscal 2003.

         Bonus

         Based upon recommendations of the Compensation Committee, the Company provides to certain executive officers bonuses based on their performance and the performance of the Company.

         Chief Executive Officer Compensation

         Mr. Oliveri was appointed to the position of Chief Executive Officer in January 2004 and currently earns an annual base salary of $200,000 and bonuses and stock options as determined by the Company's Board of Directors. In making this determination, the Board of Directors takes into account the Compensation Committee's recommendations.

         Mr. Kern was Interim Chief Executive Officer from March 2003 until January 2004 and Diversified Resources, Inc. was paid a consulting fee of $30,000 per month pursuant to a consulting agreement under which it supplied Mr. Kern's services as Interim Chief Executive Officer.

         Mr. Stephen Katz served as Chief Executive Officer from May 1996 to March 2003. During fiscal 2003 Mr. Katz was paid an annual base salary of $175,000 and bonuses and stock options as determined by the Company's Board of Directors. Effective March 2003, Mr. Katz resigned as Chief Executive Officer.

         There were no bonuses or stock options granted to any Chief Executive Officer for fiscal 2003.


                                Richard E. Gerzof
                                Martin H. Kern
                                Edward Seidenberg

                                Members of the Compensation Committee

                                Performance Graph




         Set forth below is a graph comparing the yearly change in the cumulative stockholder return on the Company's Common Stock since September 30, 1998 with the NASDAQ Stock Market Index (U.S.) and the NASDAQ Non-Financial Index. The graph assumes $100 was invested at the close of business on September 30, 1998 in the Company's Common Stock and in each of the indices and that all dividends on the stocks included in the NASDAQ indices were reinvested. No cash dividends were paid on the Company's Common Stock. The stockholder return shown on the graph below is not necessarily indicative of future performance.





                               [GRAPHIC OMITTED}





---------------------------------- ---------------- ------------- -------------- ------------- -------------- -----------
                                       9/30/98        9/30/99        9/30/00       9/29/01        9/28/02      9/30/03
---------------------------------- ---------------- ------------- -------------- ------------- -------------- -----------
Global Payment Technologies, Inc.       $100            $119           $83           $46            $93          $47
---------------------------------- ---------------- ------------- -------------- ------------- -------------- -----------
NASDAQ Stock Market Index (U.S.)        $100            $163          $217           $89            $70          $106
---------------------------------- ---------------- ------------- -------------- ------------- -------------- -----------
NASDAQ Non-Financial Index              $100            $170          $233           $87            $65          $103
---------------------------------- ---------------- ------------- -------------- ------------- -------------- -----------

                              INDEPENDENT AUDITORS

         KPMG LLP has audited and reported upon the financial statements of the Company for the fiscal year ended September 30, 2003. It is currently anticipated that KPMG LLP will be selected by the Board of Directors to examine and report on the financial statements of the Company for the fiscal year ending September 30, 2004. Representatives of KPMG LLP are expected to be present at the Annual Meeting, will have the opportunity to make a statement if they desire to do so and are expected to be available to respond to appropriate questions.

         For the fiscal year ended September 30, 2003, the Company paid (or will pay) the following fees to KPMG LLP for services rendered during the audit in respect of that year:

         AUDIT FEES

         For the fiscal years ended September 30, 2003 and September 30, 2002, KPMG LLP billed the Company $105,000 and $89,000, respectively, for services rendered for the audit of the Company's annual financial statements included in its report on Form 10-K and the reviews of the financial statements included in its reports on Form 10-Q filed with the SEC.

         AUDIT RELATED FEES

         For each of the fiscal years ended September 30, 2003 and September 30, 2002, KPMG LLP billed the Company $42,300 and $43,500, respectively, for audits of its unconsolidated affiliates.

         TAX FEES

         For each of the fiscal years ended September 30, 2003 and September 30, 2002, KPMG LLP billed the Company $42,000, in connection with the preparation of tax returns and the provision of tax advice.

         ALL OTHER FEES

         For the fiscal years ended September 30, 2003 and September 30, 2002, KPMG LLP billed the Company $13,000 and $12,500, respectively, in connection with the audit of its employee benefit plans, and $1,400 and $0, respectively, in connection with an administrative registration of a Russian office.

The Audit Committee pre-approves all work performed by its auditors.

The Audit Committee of the Board of Directors has considered whether the provision of non-audit services by KPMG LLP is compatible with maintaining auditor independence.

                              STOCKHOLDER PROPOSALS

         Stockholder proposals intended to be presented at the Company's Annual Meeting to be held in 2005 must be received by the Company for inclusion in the Company's proxy statement relating to that meeting not later than October 30, 2004. Such proposals should be addressed to Secretary, Global Payment Technologies, Inc., 425B Oser Avenue, Hauppauge, New York 11788. Notices of stockholder proposals submitted outside the processes of Rule 14a-8 of the Securities Exchange Act of 1934 (relating to proposals to be presented at the meeting but not included in the Company's proxy statement and form of proxy), will be considered untimely, and thus the Company's proxy may confer discretionary voting authority on the persons named in the proxy with regard to such proposals, if received after January 13, 2005.


                                OTHER INFORMATION

         An annual report to stockholders for the year ended September 30, 2003 is being furnished herewith to each stockholder of record as of the close of business on February 20, 2004. Copies of the Company's Annual Report on Form 10-K will be provided free of charge upon written request to:

                        Global Payment Technologies, Inc.
                                425B Oser Avenue,
                            Hauppauge, New York 11788
                      Attention: Thomas McNeill, Secretary

         In addition, copies of any exhibits to the Annual Report on Form 10-K will be provided for a nominal charge to stockholders who make a written request to the Company at the above address.

         The Board of Directors is aware of no other matters, except for those incident to the conduct of the Annual Meeting, that are to be presented to stockholders for formal action at the Annual Meeting. If, however, any other matters properly come before the Annual Meeting or any adjournments thereof, it is the intention of the persons named in the proxy to vote the proxy in accordance with their judgment.

                                      By Order of the Board of Directors,


                                      /s/ Thomas McNeill
                                      --------------------
                                      THOMAS MCNEILL
                                      Secretary

January 28, 2004

                                    EXHIBIT A
                                    ---------


                        Global Payment Technologies, Inc.

                             Audit Committee Charter
                           As Amended and Restated on
                               September 23, 2003

                                    ARTICLE I

                                    PURPOSES

The purposes of the Audit Committee (the "Committee") of the Board of Directors (the "Board") of Global Payment Technologies, Inc. (the "Company") to assist the Board in fulfilling the Board's oversight responsibilities with respect to:

      o      the integrity of the Company's financial statements;
      o      the Company's compliance with legal and regulatory requirements;
      o      the independent auditors' qualifications and independence; and
      o      the performance of the independent auditors.

The Committee shall also have the responsibility for the Committee's report, made pursuant to the Securities Exchange Act of 1934, as amended (the "Exchange Act"), to be included in the Company's annual proxy statement.


                                   ARTICLE II

                          COMPOSITION OF THE COMMITTEE

Section 1. Number. The Committee shall consist of no fewer than three members of the Board.

Section 2. Qualifications. Each Committee member shall have all of the following qualifications:

           A. Each Committee member shall meet the independence criteria of the Nasdaq Marketplace rules, except as permitted by the Nasdaq Marketplace rules.

           B. Each Committee member shall be financially literate or shall become financially literate within a reasonable period of time after his or her appointment to the Committee. Unless otherwise determined by the Board of Directors, at least one member of the Committee shall have accounting or related financial management expertise sufficient to meet the criteria of an audit committee financial expert as defined in Item 401(h) of SEC Regulation S-K. The Board shall determine, in its business judgment, whether at least one member has sufficient accounting or related financial management expertise to meet the audit committee financial expert criteria. The designation or identification of a person as an audit committee financial expert shall not (1) impose on such person any duties, obligations or liability greater than the duties, obligations and liability imposed on such person as a member of the Committee and the Board in the absence of such designation or identification, or (2) affect the duties, obligations or liability of any other member of the Committee or the Board.

           C. No Committee member shall simultaneously serve on the audit committee of more than three public companies (including the Company) unless the Board determines that such simultaneous service would not impair the ability of such member to effectively serve on the Committee.

Section 3. Appointment and Removal. The Board shall appoint Committee members and appoint a Committee Chairman from among those members. Each Committee member shall serve at the pleasure of the Board for such term as the Board may decide or until such Committee member is no longer a member of the Board.


                                   ARTICLE III

                             DUTIES OF THE COMMITTEE

The Committee is responsible for overseeing the Company's financial reporting process on behalf of the Board. The Company's management is responsible for the preparation, presentation and integrity of the Company's financial statements and for the appropriateness of the accounting and reporting policies that are used by the Company. The independent auditors are responsible for auditing the Company's financial statements and for reviewing the Company's interim financial statements. The independent auditors are ultimately accountable to the Board and the Committee, as representatives of the Company's stockholders. As used in this Charter, the term "independent auditor" means any independent auditor, including one constituting a "registered public accounting firm" (as defined in Section 2(a)(12) of the Sarbanes-Oxley Act of 2002), engaged for the purpose of preparing or issuing an audit report or performing other audit review or attest services for the Company.

                                   ARTICLE IV

                        RESPONSIBILITIES OF THE COMMITTEE


Section 1. Retain the Independent Auditors. The Committee shall directly (1) appoint, retain, terminate and determine the compensation of and oversee the work of the independent auditors, (2) oversee the resolution of disagreements between the Company's management and the independent auditors, (3) preapprove all audit services provided by the independent auditors, and (4) preapprove any non-audit services with the independent auditors, subject to the de minimus exception contained in Section 10A of the Exchange Act,. The Committee may delegate the authority to grant preapprovals and approvals required by Section 10A of the Exchange Act for services provided by independent auditors to one or more independent members of the Committee, subject to the delegated member or members reporting any such pre-approvals to the Committee at its next scheduled meeting.

Section 2. Review and Discuss the Auditors' Quality Control. The Committee shall, at least annually, receive from the Company's independent auditors (1) a copy of the most recent internal quality control review, or peer review, of the firm, (2) a summary of any inquiry or investigation by governmental or professional authorities, within the preceding five years, respecting one or more independent audits carried out by the firm, and (3) a summary of any steps taken to deal with any such issues.

Section 3. Review and Discuss the Independence of the Auditors. In connection with the retention of the Company's independent auditors, the Committee shall, at least annually, review and discuss the information provided by management and the independent auditors relating to the independence of the audit firm, including, among other things, information related to the non-audit services provided and expected to be provided by the auditors, rotation of lead and concurring audit partners and restrictions on hiring of employees or partners of the independent auditors. The Committee shall be responsible for (1) ensuring that the independent auditors submit at least annually to the Committee a formal written statement delineating all relationships between the auditors and the Company consistent with applicable independence standards, (2) actively engaging in a dialogue with the auditors with respect to any disclosed relationship or service that may impact the objectivity and independence of the auditors, and
(3) taking appropriate action in response to the auditors' report to satisfy itself of the auditors' independence.

Section 4. Review and Discuss the Audit Plan. The Committee shall review and discuss with the independent auditors the plans for, and the scope of, the annual audit and other examinations, including the adequacy of staffing and compensation.

Section 5. Review and Discuss Conduct of the Audit. The Committee shall review and discuss with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 relating to the conduct of the audit, as well as any audit problems or difficulties and management's response, including (1) any restriction on audit scope or on access to requested information, (2) any significant disagreements with management, and (3) significant issues discussed with the independent auditors' national office. The Committee shall decide all unresolved disagreements between management and the independent auditors regarding financial reporting.

Section 6. Review and Discuss Financial Statements and Disclosures. The Committee shall review and discuss with appropriate officers of the Company and the independent auditors the annual audited and quarterly financial statements of the Company, including the Company's disclosures under "Management's Discussion and Analysis of Financial Condition and Results of Operations" and the disclosures regarding internal controls and other matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and all rules promulgated thereunder by the Securities and Exchange Commission ("SEC").

Section 7. Review and Discuss Financial Press Releases. The Committee shall review and discuss earnings and other financial press releases (including any use of "pro forma" or "adjusted" non-GAAP (as defined below) information), as well as financial information and earnings guidance provided to analysts and rating agencies (which review may occur before or after issuance and, as appropriate, may include a review of the types or substance of information to be disclosed and the form of presentation to be made). The Committee may delegate its responsibilities pursuant to this section to a member of the Committee.

Section 8. Review and Discuss the Systems of Internal Accounting Controls. The Committee shall review and discuss with the independent auditors and, if and to the extent deemed appropriate by the Committee Chairman, members of their respective staffs or representatives of any person or entity to which the internal audit function has been outsourced the adequacy of the Company's internal accounting controls, the Company's financial, auditing and accounting organizations and personnel, and the Company's policies and compliance procedures with respect to business practices which shall include the disclosures regarding internal controls and matters required to be reported to the Committee by Section 302 of the Sarbanes-Oxley Act of 2002 and all rules promulgated thereunder by the SEC.

Section 9. Review and Discuss the Audit Results. The Committee shall review and discuss with the independent auditors (1) the report of their annual audit, or proposed report of their annual audit, (2) the accompanying management letter, if any, (3) the reports of their reviews of the Company's interim financial statements conducted in accordance with Statement on Auditing Standards No. 71, and (4) the reports of the results of such other examinations outside of the course of the independent auditors' normal audit procedures that the independent auditors may from time to time undertake. The foregoing shall include the reports required by Section 204 of the Sarbanes-Oxley Act of 2002 and, as appropriate, (1) a review of major issues regarding (a) accounting principles and financial statement presentations, including any significant changes in the Company's selection or application of accounting principles and (b) the adequacy of the Company's internal controls and any special audit steps adopted in light of material control deficiencies, (2) a review of analyses prepared by management or the independent auditors setting forth significant financial reporting issues and judgments made in connection with the preparation of the financial statements, including analyses of the effects of alternative generally accepted accounting principles ("GAAP") methods on the financial statements, and
(3) a review of the effect of regulatory and accounting initiatives, as well as off-balance sheet structures, on the financial statements of the Company.

Section 10. Discuss Risk Management Policies. The Committee shall discuss policies with respect to risk assessment and risk management to assess and manage the Company's exposure to risk, including the Company's major financial risk exposures and the steps management has taken to monitor and control these exposures.

Section 11. Obtain Reports Regarding Conformity with Legal Requirements and the Company's Code of Business Conduct and Ethics. The Committee shall periodically obtain reports from the Company's management and the independent auditor that the Company and its subsidiary/foreign-affiliated entities are in conformity with applicable legal requirements and the Company's Code of Business Conduct and Ethics or any Company plan, program or policy relating to business conduct or ethics without regard to its formal title ("Ethics Code"). The Committee shall review affiliated party transactions. The Committee shall advise the Board with respect to the Company's policies and procedures regarding compliance with applicable laws and regulations and with the Company's Ethics Code.

Section 12. Establish Procedures for Complaints Regarding Financial Statements or Accounting Policies. The Committee shall establish procedures for (1) the receipt, retention, and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters, and (2) the confidential, anonymous submission by employees of the Company of concerns regarding questionable accounting or auditing matters. The Committee shall discuss with management and the independent auditors any correspondence with regulators or governmental agencies and any complaints or concerns regarding the Company's financial statements or accounting policies.

Section 13. Review and Discuss Other Matters. The Committee shall review and discuss with management or the independent auditors such other matters that relate to the accounting, auditing and financial reporting practices and procedures of the Company as the Committee may, in its own discretion, deem desirable in connection with the review functions described above.

Section 14. Make Board Reports. The Committee shall report its activities to the Board in such manner and at such times, but at least annually, as the Committee or the Board deems appropriate. Such report shall include the Committee's conclusions with respect to its evaluation of the independent auditors.

Section 15. Other Duties. The Committee shall perform any other duties or responsibilities delegated to the Committee by the Board from time to time.


                                    ARTICLE V

                            MEETINGS OF THE COMMITTEE

The Committee shall meet in person or telephonically at least quarterly, or more frequently as it may determine necessary, to comply with its responsibilities as set forth herein. The Committee Chairman shall, in consultation with the other members of the Committee, the Company's independent auditors and the appropriate officers of the Company, be responsible for calling meetings of the Committee, establishing an agenda therefor and supervising the conduct thereof. Any Committee member may submit items to be included on the agenda. Committee members may also raise subjects that are not on the agenda at any meeting. The Committee Chairman or a majority of the Committee members may call a meeting of the Committee at any time. A majority of the number of Committee members shall constitute a quorum for conducting business at a meeting of the Committee. The act of a majority of Committee members present at a Committee meeting at which a quorum is in attendance shall be the act of the Committee, unless a greater number is required by law, the Company's certificate of incorporation or bylaws, or this Charter.

The Committee may request any officer or employee of the Company or the Company's outside legal counsel or independent auditors to attend a meeting of the Committee or to meet with any member, consultant or retained expert of the Committee. The Committee shall meet with the Company's management and the independent auditors periodically in separate private sessions to discuss any matter that the Committee believes should be discussed privately.


                                   ARTICLE VI

                    RESOURCES AND AUTHORITY OF THE COMMITTEE

The Committee shall have the resources and authority appropriate, in the Committee's discretion, to discharge its responsibilities and carry out its duties as required by law, including access to all books, records, facilities and personnel of the Company and the authority to engage outside auditors for special audits, reviews and other procedures and to engage independent counsel and other advisors, experts or consultants. In addition, by adoption of this Charter, the Board authorizes funding for the Committee appropriate, in the Committee's discretion, for the discharge of the Committee's functions and responsibilities.


                                   ARTICLE VII

                             AUDIT COMMITTEE REPORT

The Committee, with the assistance of management, the independent auditors and outside legal counsel, shall prepare the audit committee report to be included in the Company's proxy statement relating to the Company's annual meeting of stockholders.

                                  ARTICLE VIII

                                REVIEW OF CHARTER

The Committee shall periodically conduct a review and reassessment of the adequacy of this Charter, and recommend any changes to the Board. The Committee shall conduct this charter review and reassessment in such manner as the Committee, in its business judgment, deems appropriate.

                                   PROXY CARD


  PROXY                                                                PROXY
  -----                                                                -----


                        GLOBAL PAYMENT TECHNOLOGIES, INC.
                 (Solicited on behalf of the Board of Directors)


         The undersigned holder of Common Stock of GLOBAL PAYMENT TECHNOLOGIES, INC., revoking all proxies heretofore given, hereby constitutes and appoints Edward Seidenberg and Thomas McNeill, and each of them, Proxies, with full power of substitution, for the undersigned and in the name, place and stead of the undersigned, to vote all of the undersigned's shares of said stock, according to the number of votes and with all the powers the undersigned would possess if personally present at the 2004 Annual Meeting of Stockholders of GLOBAL PAYMENT TECHNOLOGIES, INC., to be held at the Sheraton Hotel, 110 Vanderbilt Motor Parkway, Smithtown, New York 11788, on Tuesday, March 23, 2004 at 10:00 a.m., Eastern Standard Time, and at any adjournments or postponements thereof.

                  The undersigned hereby acknowledges receipt of the Notice of Meeting and Proxy Statement relating to the meeting and hereby revokes any proxy or proxies heretofore given.

                  Each properly executed Proxy will be voted in accordance with the specifications made below and in the discretion of the Proxies on any other matter that may come before the meeting. Where no choice is specified, this Proxy will be voted FOR each listed nominee to serve as a director.

The Board of Directors recommends a vote FOR the listed nominees.


1. Election of two Class III Directors |_| FOR listed nominees |_| AGAINST listed nominees |_| WITHHOLD AUTHORITY to vote for listed nominees


                       Nominees:  Stuart S. Levy and Thomas Oliveri

2. The Proxies are authorized to vote in their discretion upon such other matters as may properly come before the meeting.




PLEASE MARK, DATE AND SIGN THIS PROXY ON THIS AND THE REVERSE SIDE.

                            The shares represented
                       by this Proxy will be voted
                       in the manner directed. In
                       the absence of any
                       direction, the shares will
                       be voted FOR the nominees
                       named in Proposal 1 and in
                       accordance with the
                       discretion of the Proxies
                       on such other matters as
                       may properly come before
                       the meeting.
                       Dated :_______________________________________, 2004

                       --------------------------------------------------

                       --------------------------------------------------
                                    Signature(s)
                       (Signature(s) should
                       conform to names as
                       registered. For jointly
                       owned shares, each owner
                       should sign. When signing
                       as attorney, executor,
                       administrator, trustee,
                       guardian or officer of a
                       corporation, please give
                       full title).

                         PLEASE MARK AND SIGN ABOVE AND
                                RETURN PROMPTLY.